Exhibit 99.3

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED
SALE AND SERVICING AGREEMENT

and

SUPPLEMENT NO. 2 TO SECOND AMENDED AND RESTATED INDENTURE

and

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
CUSTODIAN AGREEMENT

and

AMENDMENT NO. 1 TO ANNEX A TO SECOND AMENDED AND RESTATED INDENTURE and

SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT AND SUPPLEMENT NO. 2 TO SECOND AMENDED AND RESTATED INDENTURE AND AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CUSTODIAN AGREEMENT AND AMENDMENT NO. 1 TO ANNEX A TO SECOND AMENDED AND RESTATED INDENTURE AND SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of November 3, 2004 (this "Amendment and Supplement"), is entered into among AMERICREDIT MASTER TRUST, as Issuer, AMERICREDIT FUNDING CORP. VII ("AFC"), as a Seller, AMERICREDIT FINANCIAL SERVICES, INC. ("AmeriCredit"), as a Seller, as Custodian and as Servicer, and JPMORGAN CHASE BANK ("JPMorgan Chase"), as successor in interests to BANK ONE, NA, as Backup Servicer, Trustee and Trust Collateral Agent, and DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Administrative Agent").

RECITALS

    The Issuer, AFC, in its capacity as a Seller, AmeriCredit, in its capacity as a Seller and Servicer, and JPMorgan Chase, in its capacity as Backup Servicer and Trust Collateral Agent, are parties to that certain Second Amended and Restated Sale and Servicing Agreement dated as of November 5, 2003 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement").

    The Issuer, JPMorgan Chase, in its capacity as Trustee and Trust Collateral Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Indenture dated as of November 5, 2003 (as previously supplemented and as amended, supplemented or otherwise modified from time to time, the "Indenture").

    JPMorgan Chase, in its capacity as Trust Collateral Agent, AmeriCredit, as Custodian, and the Administrative Agent are parties to that certain Second Amended and Restated Custodian Agreement dated as of November 5, 2003 (as previously supplemented and as amended, supplemented or otherwise modified from time to time, the "Custodian Agreement").

    Annex A to the Sale and Servicing Agreement and the Indenture (as previously amended and as amended, supplemented or otherwise modified from time to time, "Annex A") defines certain capitalized terms that are used in the Sale and Servicing Agreement and the Indenture.

    The parties hereto desire to amend and supplement Annex A, the Sale and Servicing Agreement, the Custodian Agreement and the Indenture as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Sale and Servicing Agreement or the Indenture shall have the same meanings herein as therein.
    Amendments to Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended as follows:
      Section 3.3(a) of the Sale and Servicing Agreement is hereby amended (i) to replace the phrase "fully executed original" in clause (i) thereof with the phrase "fully executed or electronically authenticated original or authoritative copy (in each case within the meaning of the UCC)", (ii) to delete clause (iii) thereof and substitute, in lieu thereof, the following:

      (iii) The original Lien Certificate (when received) or with respect to certain of the Financed Vehicles, evidence of the electronic Lien Certificate, and otherwise such documents, if any, that AmeriCredit keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of AmeriCredit (or a Titled Third-Party Lender) as first lienholder or secured party, or, if such Lien Certificate has not yet been received, a copy of the application therefor, showing AmeriCredit (or a Titled Third-Party Lender) as secured party.

      and (iii) to add the following to the end of such Section 3.3(a):

      ; provided, that the Custodian may, in accordance with its customary servicing practices, (i) maintain all or a portion of the Receivables Files in electronic form, (ii) maintain custody of all or any portion of the Receivables Files with (A) an agent or designee approved by the Class A Majority, the Class B Majority and the Class C Majority or (B) DealerTrack, Inc. and with respect to which, in the case of DealerTrack, Inc. or another agent or designee, the Rating Agency Condition has been satisfied, and (iii) with respect to those Receivables the form of which consists in part of a check to be endorsed by the Obligor, maintain either an image of such endorsed check or such other information or records evidencing such endorsement as permitted or provided by clearing house rules, rules and regulations of the Federal Reserve Board, or other established systems for the transmission of payments within the banking system.

      Section 3.3(b) of the Sale and Servicing Agreement is hereby amended to add the following to the end of such Section 3.3(b):

      The Servicer hereby agrees that upon any appointment of a successor Servicer hereunder it shall take all necessary action to transfer all of its control of any Receivables consisting of electronic chattel paper to the applicable successor Servicer (including the transfer of such electronic chattel paper to a separate electronic vault at the Electronic Chattel Paper Sub-Custodian controlled by such successor Servicer or to a separate electronic vault at such successor Servicer or export of the electronic chattel paper from the applicable electronic vault and delivery of physical copies of exported Contracts to the successor Servicer).

      Schedule B to the Sale and Servicing Agreement is amended by adding the phrase "or electronically authenticated (as defined in the UCC)" after the phrase "was fully and properly executed" in clause (1)(B) thereof and by deleting clauses (12), (13), (14), (29) and (35) thereof and substituting, in lieu thereof, respectively, the following:

      12. Chattel Paper. The Receivables constitute tangible chattel paper or electronic chattel paper within the meaning of the UCC as in effect in the States of Texas, New York and Delaware. The representations set forth on Annex B to the Indenture with respect to the Receivables are true and correct.

      13. One Original. There is no more than one fully executed or electronically authenticated original or authoritative copy (in each case within the meaning of the UCC) of each Receivable.

      14. Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains (a) a fully executed original of the Receivable (except in the event the original is an electronic document in the control of the Electronic Chattel Paper Sub-Custodian), (b) the original executed credit application, or a paper or electronic copy thereof and (c) the original Lien Certificate, or application therefor, or evidence of the electronic Lien Certificate, or application therefor. Each of such documents which is required to be signed or electronically signed by the Obligor has been signed or electronically signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Receivable File for each Receivable currently is in the possession of or, in the case of Receivables constituting electronic chattel paper, under the control of, the Custodian.

      29. Aging. No Receivable has been owned by the Issuer for more than 364 days.

      35. Electronic Chattel Paper. With respect to any Receivable that constitutes "electronic chattel paper", (i) a single electronically authenticated authoritative copy (within the meaning of the UCC) of the Receivable is continuously maintained with the Custodian or an Electronic Chattel Paper Sub-Custodian and (ii) the agreements between the Issuer or Servicer and each applicable Electronic Chattel Paper Sub-Custodian permit the Servicer (A) to transfer the electronically authenticated authoritative copy of the related Contract to a separate electronic vault at the Electronic Chattel Paper Sub-Custodian controlled by the applicable successor Servicer or to an electronic vault at the applicable successor Servicer or (B) to export the electronically authenticated authoritative copy from the electronic vault and deliver a physical copy of the exported Contract to the successor Servicer.

      The Sale and Servicing Agreement is hereby amended by deleting Exhibit F thereto and substituting, in lieu thereof, Exhibit F hereto.
    Amendment to Indenture.
      The Indenture is hereby amended and supplemented by deleting Section 5.1(xxiv) and substituting, in lieu thereof, the following:

      Any repurchase of common stock for cash by AmeriCredit Corp. results in AmeriCredit Corp. and its subsidiaries, determined on a consolidated basis in accordance with GAAP, having less than $200,000,000 of Liquidity on such date of such common stock repurchase for cash. For purposes of the foregoing sentence, if AmeriCredit Corp. shall deposit funds with a bank for the purpose of making repurchases of its common stock over a period of time, the date of repurchase with respect to the repurchases of all such common stock shall be deemed to be the date such funds are deposited with such bank and the cash so deposited shall not be considered unrestricted cash for the purposes of determining Liquidity with respect to this Section 5.1(xxiv).

      Annex B to the Indenture is amended by deleting clauses (4) and (6) in their entireties and substituting, in lieu thereof, respectively, the following:

    4. Chattel Paper. The Receivables constitute tangible chattel paper or electronic chattel paper within the meaning of the UCC as in effect in the States of Texas, New York and Delaware.

    6. Possession of Original Notes; Control of Electronic Chattel Paper. The Servicer, as Custodian on behalf of the Issuer, has in its possession all original copies of the contracts that constitute or evidence the Receivables which are tangible chattel paper.

    Only one authoritative copy (within the meaning of the UCC) of each contract that constitutes or evidences a Receivable which is electronic chattel paper exists. Each such authoritative copy (a) is unique, identifiable and unalterable (other than with the participation of the Custodian on behalf of the Trust Collateral Agent in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), (b) has been marked with a legend to the following effect: "Authoritative Copy" and (c) has been communicated to and is maintained by the Electronic Chattel Paper Sub-Custodian on behalf of the Custodian for the benefit of the Trust Collateral Agent.

    Issuer has marked the authoritative copy of each contract that constitutes or evidences a Receivable which is electronic chattel paper with a legend to the following effect: "All right, title and interest in the foregoing finance contract has been assigned to JPMorgan Chase Bank, as successor to Bank One, NA, as Trust Collateral Agent." Such contracts do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

    Issuer has marked all copies of each contract that constitutes or evidences a Receivable which is electronic chattel paper other than the authoritative copy with a legend to the following effect: "Copy of Authoritative Copy."

    Each Receivable which is electronic chattel paper has been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each contract that constitutes or evidences the Receivable must be made with the participation of the Custodian on behalf of the Trust Collateral Agent and (b) all revisions of the authoritative copy of each contract that constitutes or evidences the Receivables must be readily identifiable as an authorized or unauthorized revision.

    Issuer has received a written acknowledgement from the Electronic Chattel Paper Sub-Custodian that the Electronic Chattel Paper Sub-Custodian is acting solely as agent of the Custodian for the benefit of the Trust Collateral Agent with respect to the Receivables which are electronic chattel paper.

    The authoritative copy of each contract that evidences or constitutes a Receivable which is electronic chattel paper and which has been communicated to the Electronic Chattel Paper Sub-Custodian has no marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Custodian for the benefit of the Trust Collateral Agent.

    Amendment to Custodian Agreement.
      The Custodian Agreement is hereby amended by adding the following at the end of Article II:

    2.10. Control of Electronic Chattel Paper.

    (a) At the request of the Servicer, the Custodian shall enter into the Electronic Chattel Paper Sub-Custodian Agreement with the Electronic Chattel Paper Sub-Custodian. The authoritative copy of each contract that constitutes or evidences a Receivable which is electronic chattel paper will be maintained by the Electronic Chattel Paper Sub-Custodian on behalf of the Custodian for the benefit of the Trust Collateral Agent.

    (b) The Custodian will confirm with the Electronic Chattel Paper Sub-Custodian that the authoritative copy of each contract that constitutes or evidences a Receivable which is electronic chattel paper has been marked with a legend to the following effect: "All right, title and interest in the foregoing finance contract has been assigned to JPMorgan Chase Bank, as successor to Bank One, NA, as Trust Collateral Agent" and that such contracts do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

    (c) The Custodian will confirm with the Electronic Chattel Paper Sub-Custodian that each Receivable which is electronic chattel paper has been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each contract that constitutes or evidences the Receivable must be made with the participation of the Custodian on behalf of the Trust Collateral Agent and (b) all revisions of the authoritative copy of each contract that constitutes or evidences the Receivables must be readily identifiable as an authorized or unauthorized revision.

    (d) The Custodian will confirm that the Issuer has received a written acknowledgement from the Electronic Chattel Paper Sub-Custodian that the Electronic Chattel Paper Sub-Custodian is acting solely as agent of the Custodian for the benefit of the Trust Collateral Agent with respect to the Receivables.

    Amendments to Annex A. Annex A is hereby amended and supplemented as follows:
      The following definitions are added to Annex A in the appropriate alphabetical order:

      "Electronic Chattel Paper Effective Date" means the first day on which the following conditions have been satisfied:

      (1) the Rating Agency Condition shall have been satisfied with respect to the inclusion in the Collateral of Receivables which constitute electronic chattel paper;

      (2) the Custodian shall have entered into the Electronic Chattel Paper Sub-Custodian Agreement with the Electronic Chattel Paper Sub-Custodian; and

      (3) counsel to the Sellers, Servicer and Issuer shall have delivered an opinion in form and substance satisfactory to the Class A Majority, the Class B Majority and the Class C Majority with respect to perfection and priority of the security interests in Receivables which constitute electronic chattel paper granted by the Sellers and the Issuer.

      "Electronic Chattel Paper Sub-Custodian" means DealerTrack, Inc. or another econtracting facilitator approved by the Class A Majority, the Class B Majority and the Class C Majority and with respect to which the Rating Agency Condition has been satisfied.

      "Electronic Chattel Paper Sub-Custodian Agreement" means a sub-custody agreement between the Custodian and the Electronic Chattel Paper Sub-Custodian with respect to Receivables which constitute electronic chattel paper.

      "Liquidity" means, with respect to any date, (A) unrestricted cash on such date (after giving effect to any repurchase of stock on such date) and (B) amounts available to be drawn under the credit facilities of AmeriCredit Corp. and its consolidated subsidiaries, including amounts available to be drawn hereunder, so long as AmeriCredit Corp. and its consolidated subsidiaries can satisfy all conditions precedent to borrowing such amounts under such facilities.

      The definitions of "Adjusted Equity", "Lien Certificate", and "Managed Assets" are amended by deleting such definitions in their entireties and substituting, in lieu thereof, respectively, the definitions set forth below:

      "Adjusted Equity" means, with respect to AmeriCredit Corp., at any time and determined in accordance with GAAP, the net worth of AmeriCredit Corp. at such time less the sum of (i) the intangible assets of AmeriCredit Corp. at such time and (ii) interest-only receivables of AmeriCredit Corp. from securitization trusts offset by any related interest rate swap valuation, adjusted for taxes (based on the effective tax rate as presented in the most recent report on Form 10-K or periodic report on Form 10-Q, as applicable, filed by AmeriCredit Corp. with the Securities and Exchange Commission) at such time.

      "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party. If permitted under applicable law, for Financed Vehicles registered in certain states, the Lien Certificate may consist of electronic evidence of ownership indicating that the lien of the secured party has been recorded on the electronic lien and title systems of such states.

      "Managed Assets" means, as of any date, the aggregate outstanding balance of all receivables (whether or not thereafter sold or disposed of) that are serviced by the Servicer or any of its Affiliates as of such date but excluding receivables in which neither the Servicer nor any of its Affiliates has any direct or indirect beneficial interest, calculated in a manner consistent with the components of "managed receivables" in the most recent reports on Form 10-K or Form 10-Q filed by AmeriCredit Corp.

      The definition of "Excluded Receivable Balance" is amended by deleting the word "and" before clause (viii) and substituting a comma in lieu thereof and by adding the following at the end thereof:

    ", (ix) prior to the Electronic Chattel Paper Effective Date, the Aggregate Principal Balance of Eligible Receivables which constitute electronic chattel paper within the meaning of the UCC as in effect in the States of Texas, New York and Delaware and (x) after the Electronic Chattel Paper Effective Date, the amount by which the Aggregate Principal Balance of Eligible Receivables which constitute electronic chattel paper within the meaning of the UCC as in effect in the States of Texas, New York and Delaware exceeds 5% of the Aggregate Principal Balance of all Eligible Receivables."

    Effect of Amendment and Supplement. Except as expressly amended and modified by this Amendment and Supplement, all provisions of Annex A, the Sale and Servicing Agreement, the Custodian Agreement and the Indenture shall remain in full force and effect. After this Amendment and Supplement becomes effective, all references in Annex A, the Sale and Servicing Agreement, the Custodian Agreement and the Indenture to "this Sale and Servicing Agreement", "this Indenture", "this Custodian Agreement", "hereof", "herein" or words of similar effect referring to Annex A, the Sale and Servicing Agreement, the Custodian Agreement or the Indenture shall be deemed to be references to Annex A, the Sale and Servicing Agreement, the Custodian Agreement or the Indenture, respectively, as amended by this Amendment and Supplement. This Amendment and Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of Annex A, the Sale and Servicing Agreement, the Custodian Agreement or the Indenture other than as expressly set forth herein.
    Effectiveness. This Amendment and Supplement shall become effective as of the date hereof upon receipt by the Trustee of counterparts of this Amendment and Supplement (whether by facsimile or otherwise) executed by each of the other parties hereto and of consent hereto by Noteholders representing the Class A Majority, the Class B Majority and the Class C Majority, satisfaction of the Rating Agency Condition and receipt by the Trustee of an opinion of counsel satisfying the requirements of Section 11.1 of the Sale and Servicing Agreement and Section 9.3 of the Indenture.
    Counterparts. This Amendment and Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
    Governing Law. This Amendment and Supplement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.
    Section Headings. The various headings of this Amendment and Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment and Supplement, Annex A, the Sale and Servicing Agreement, the Custodian Agreement or the Indenture or any provision hereof or thereof.
    Representations and Warranties. Each of the Issuer, AFC and AmeriCredit, as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Sale and Servicing Agreement, the Custodian Agreement and the Indenture are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Servicer Termination Event or Event of Default under either the Sale and Servicing Agreement or the Indenture, and no Termination Event under any Note Purchase Agreement, has occurred and is continuing.

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IN WITNESS WHEREOF, the parties have executed this Amendment and Supplement as of the date first written above.

AMERICREDIT MASTER TRUST, as Issuer

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

AMERICREDIT FUNDING CORP. VII, as Seller

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC. , as Seller and Servicer

By:
Name:
Title:

JPMORGAN CHASE BANK, as successor in interests to Bank One, N.A., as Backup Servicer, Trust Collateral Agent and Trustee

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

The undersigned hereby consent to the amendment of Annex A, the Sale and Servicing Agreement and the Indenture pursuant to the foregoing Amendment No. 2, Supplement No. 2 and Amendment No. 1

[NAME OF COMMITTED PURCHASER],

as [Class A-1 Committed Purchaser, Class A-2 Committed Purchaser, Class B Committed Purchaser, Class C Committed Purchaser[, Class S Committed Purchaser] and Agent]

By:_________________________

Name:

Title:

By:_________________________

Name:

Title:

[AGREED AND CONSENTED TO:]

[NAME OF CONDUIT PURCHASER],

as [Class A Owner, Class B Owner [and] Class C Owner[, and Class S Owner]]

By:_________________________

Name:

Title:

EXHIBIT F